Income Taxes	9 Months Ended
Jul. 31, 2019
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Income Taxes

NOTE 17:  INCOME TAXES

The Canada Revenue Agency (CRA) and Alberta Tax and Revenue Administration (TRA) are denying certain dividend deductions claimed by the Bank. On August 9, 2019, the Bank received a proposal letter from the CRA for additional income tax of $225 million for 2014, excluding interest. As at July 31, 2019, the CRA and TRA have reassessed the Bank for approximately $553 million of income tax and interest for the years 2011 to 2013. The Bank expects the CRA and TRA to reassess subsequent years on the same basis and that Revenu Québec will also reassess all open years. The Bank is of the view that its tax filing positions were appropriate and intends to challenge all reassessments.